 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 7, 2024

Battery Future Acquisition Corp.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-41158	98-1618517
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8 The Green

#18195

Dover, DE 19901

(Address of principal executive office) (zip code)

Registrant’s telephone number, including area code: 929-465-9707

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	BFAC.U	New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	BFAC	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	BFAC.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01 Other Events.

On May 7, 2024, Battery Future Acquisition Corp. (the “Company”) filed a definitive proxy statement on Schedule 14A (File No: 001-41158) (“Proxy Statement”) for the purposes of calling an extraordinary general meeting of the Company’s shareholders (the “Meeting”) to approve, among other proposals, an amendment to and restatement of the Company’s Amended and Restated Memorandum and Articles of Association to extend the date by which it has to consummate an initial business combination from June 17, 2024 to June 17, 2025 (the “Combination Period”).

In connection with the Meeting, the Company and certain shareholders of the Company (“Insiders”) intend to enter into non-redemption agreements (“Non-Redemption Agreements”) with one or more unaffiliated third-party shareholders of the Company in exchange for such shareholders agreeing to not redeem a to be determined number of Class A ordinary shares (“Non-Redeemed Shares”) at the Meeting. In exchange for the foregoing commitment to the Company to not redeem the Non-Redeemed Shares, the Insiders currently anticipate agreeing to transfer to such shareholders, contemporaneously with the closing of the Company’s initial business combination, for every 400,000 Non-Redeemed Shares, 100,000 Class B ordinary shares of the Company (“Founder Shares”) held by the Insiders for the first nine months of the extension period and then 10,000 additional Founder Shares for each subsequent month needed during the extension period (or up to an aggregate of 130,000 Founder Shares), provided that such shareholders do not exercise their redemption rights with respect to the Non-Redeemed Shares in connection with the Meeting and the extension is approved and effectuated. The Non-Redemption Agreements, if entered into, will increase the amount of funds that remain in the Company’s trust account established in connection with Company’s initial public offering following the Meeting.

The foregoing summary of the Non-Redemption Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Non-Redemption Agreement attached hereto as Exhibit 10.1, which is incorporated herein by reference.

Forward Looking Statements

The information included herein may include, and oral statements made from time to time by representatives of the Company may include, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements regarding likelihood of the approval of Proposals, the number of Non-Redeemed Shares and number of Founder Shares to be transferred in consideration thereof, the amount of cash in the Company’s trust account or our preliminary estimated per-share redemption price, as well as all other statements other than statements of historical fact included in this document are forward-looking statements. When used in this document, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to us or our management team, identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Forward-looking statements are not guarantees of future performance, and actual results could differ materially from those contemplated by the forward-looking statements, so undue reliance should not be placed on forward-looking statements. Forward-looking statements are subject to numerous conditions, risks, and uncertainties, many of which are beyond the control of the Company, including those set forth in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 filed with the U.S. Securities and Exchange Commission (the “SEC”), in the Proxy Statement and in other reports filed by the Company with the SEC. The Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Additional Information and Where to Find It

The Company urges investors, shareholders and other interested persons to read the Proxy Statement as well as other documents filed by the Company with the SEC, because these documents will contain important information about the Company and the Proposals. Shareholders may obtain copies of the Proxy Statement, any amendments or supplements thereto and other documents containing important information about the Company, once such documents are filed with the SEC, without charge, at the SEC’s website at www.sec.gov or by directing a request to the Company’s proxy solicitor, ClearTrust, LLC, 16540 Pointe Village Dr., Ste 210, Lutz, Florida 33558, Email: inbox@cleartrusttransfer.com.

Participants in Solicitation

The Company and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in respect of the Proposals. Information regarding the Company’s directors and executive officers is available in its annual report on Form 10-K filed with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests are contained in Proxy Statement, which may be obtained free of charge from the sources indicated above.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits:

Exhibit	Description

10.1	Form of Non-Redemption Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Battery Future Acquisition Corp. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BATTERY FUTURE ACQUISITION CORP.

Date: May 7, 2024	By:	/s/ Fanghan Sui
Fanghan Sui
Chief Executive Officer

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